Exhibit 99.1

United Parcel Service, Inc.

Selected Financial Data - Quarterly 2011

(unaudited)

(inclusive of change in pension accounting)

	Q1 2011	Q2 2011	Q3 2011	Q4 2011	2011	Q1 2011	Q2 2011	Q3 2011	Q4 2011	2011

(amounts in millions, except per share data)
Statement of Income Data:
Revenue:
U.S. Domestic Package	$7,543	$7,737	$7,767	$8,670	$31,717	6.2%	6.4%	6.5%	7.3%	6.6%
International Package	2,900	3,139	3,057	3,153	12,249	9.9%	13.3%	14.2%	3.5%	10.0%
Supply Chain & Freight	2,139	2,315	2,342	2,343	9,139	7.6%	7.0%	5.3%	2.1%	5.4%

Total revenue	12,582	13,191	13,166	14,166	53,105	7.3%	8.1%	8.0%	5.6%	7.2%

Operating expenses:
Compensation and benefits	6,562	6,636	6,647	7,730	27,575	-0.1%	1.4%	3.2%	10.4%	3.8%
Other	4,548	4,810	4,853	5,239	19,450	9.7%	12.2%	16.5%	10.3%	12.1%

Total operating expenses	11,110	11,446	11,500	12,969	47,025	3.7%	5.7%	8.4%	10.4%	7.1%

Operating profit:
U.S. Domestic Package	880	997	1,046	841	3,764	64.2%	38.1%	5.2%	-14.7%	16.2%
International Package	453	505	417	334	1,709	7.9%	-1.6%	1.5%	-31.4%	-6.7%
Supply Chain & Freight	139	243	203	22	607	148.2%	78.7%	12.2%	-88.9%	6.1%

Total operating profit	1,472	1,745	1,666	1,197	6,080	45.5%	27.3%	5.0%	-28.4%	7.8%

Other income (expense):
Investment income	11	9	16	8	44	N/A	N/A	6.7%	-20.0%	N/A
Interest expense	(85)	(83)	(84)	(96)	(348)	0.0%	-1.2%	-7.7%	2.1%	-1.7%

Total other income (expense)	(74)	(74)	(68)	(88)	(304)	-16.9%	-27.5%	-10.5%	4.8%	-13.4%

Income before income taxes	1,398	1,671	1,598	1,109	5,776	51.5%	31.7%	5.8%	-30.2%	9.2%
Income tax expense	483	579	526	384	1,972	18.4%	30.7%	-2.2%	-31.8%	1.0%

Net income	$915	$1,092	$1,072	$725	$3,804	77.7%	32.2%	10.3%	-29.3%	14.0%

Per share amounts
Basic earnings per share	$0.92	$1.11	$1.10	$0.75	$3.88	76.9%	33.7%	12.2%	-27.2%	15.5%
Diluted earnings per share	$0.91	$1.09	$1.09	$0.74	$3.84	78.4%	32.9%	12.4%	-27.5%	15.3%
Dividends declared per share	$0.52	$0.52	$0.52	$0.52	$2.08	10.6%	10.6%	10.6%	10.6%	10.6%

Weighted-Average Shares Outstanding
Basic	992	988	977	968	981	-0.3%	-0.6%	-1.7%	-2.6%	-1.3%
Diluted	1,002	998	987	977	991	-0.2%	-0.5%	-1.7%	-2.7%	-1.2%

As Adjusted Income Data:
Operating profit:
U.S. Domestic Package (1)	$880	$1,012	$1,046	$1,320	$4,258	38.8%	40.2%	18.2%	29.8%	30.7%
International Package (1)	453	505	417	505	1,880	7.9%	-1.6%	1.5%	-4.5%	0.4%
Supply Chain & Freight (1)	139	195	203	199	736	47.9%	43.4%	12.2%	10.6%	24.5%

Total operating profit	$1,472	$1,712	$1,666	$2,024	$6,874	28.2%	24.9%	12.8%	17.3%	20.1%

Income before income taxes (1)	$1,398	$1,638	$1,598	$1,936	$6,570	32.0%	29.1%	14.1%	17.9%	22.3%
Net income (2)	$915	$1,072	$1,072	$1,252	$4,311	32.6%	29.8%	17.7%	17.2%	23.3%

Basic earnings per share (2)	$0.92	$1.09	$1.10	$1.29	$4.39	33.3%	31.3%	19.6%	20.6%	24.7%
Diluted earnings per share (2)	$0.91	$1.07	$1.09	$1.28	$4.35	31.9%	30.5%	19.8%	20.8%	25.0%

(1)	Second quarter 2011 operating profit and consolidated income before income taxes exclude the impact of gains and losses on certain real estate transactions, including a $15 million loss for the U.S. Domestic Package segment and a $48 million gain in the Supply Chain & Freight segment. Fourth quarter 2011 operating profit and consolidated income before income taxes exclude the impact of the pension mark-to-market loss related to pension expense recognized outside of a 10% corridor of $827 million, allocated between U.S. Domestic Package segment ($479 million), International Package segment ($171 million), and Supply Chain & Freight segment ($177 million).

(2)	Second quarter 2011 net income and earnings per share amounts exclude the after-tax impact of the U.S. Domestic Package and Supply Chain & Freight real estate transactions described in (1), which totals a combined $20 million. Fourth quarter 2011 net income and earnings per share amounts exclude the impact of the pension mark-to-market adjustment described in (1), which totals $527 million.

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.

Selected Financial Data - Quarterly 2010

(unaudited)

(inclusive of change in pension accounting)

	Q1 2010	Q2 2010	Q3 2010	Q4 2010	2010	Q1 2010	Q2 2010	Q3 2010	Q4 2010	2010

(amounts in millions, except per share data)
Statement of Income Data:
Revenue:
U.S. Domestic Package	$7,102	$7,269	$7,291	$8,080	$29,742	2.2%	7.1%	6.2%	7.0%	5.6%
International Package	2,639	2,771	2,676	3,047	11,133	17.8%	23.4%	10.5%	9.2%	14.8%
Supply Chain & Freight	1,987	2,164	2,225	2,294	8,670	13.6%	20.6%	19.4%	12.8%	16.5%

Total revenue	11,728	12,204	12,192	13,421	49,545	7.2%	12.7%	9.3%	8.4%	9.4%

Operating expenses:
Compensation and benefits	6,569	6,546	6,441	7,001	26,557	2.6%	2.3%	0.5%	4.2%	2.4%
Other	4,147	4,287	4,165	4,748	17,347	6.7%	19.0%	7.3%	6.0%	9.4%

Total operating expenses	10,716	10,833	10,606	11,749	43,904	4.1%	8.3%	3.0%	4.9%	5.1%

Operating profit:
U.S. Domestic Package	536	722	994	986	3,238	62.9%	71.1%	117.0%	38.9%	68.7%
International Package	420	513	411	487	1,831	52.2%	86.5%	39.3%	12.5%	43.2%
Supply Chain & Freight	56	136	181	199	572	30.2%	4.6%	70.8%	N/A	84.5%

Total operating profit	1,012	1,371	1,586	1,672	5,641	56.2%	65.8%	84.6%	42.4%	60.8%

Other income (expense):
Investment income (loss)	(4)	(18)	15	10	3	N/A	-18.2%	150.0%	-23.1%	-70.0%
Interest expense	(85)	(84)	(91)	(94)	(354)	3.7%	-53.6%	-2.2%	5.6%	-20.4%

Total other income (expense)	(89)	(102)	(76)	(84)	(351)	29.0%	-49.8%	-12.6%	10.5%	-19.3%

Income before income taxes	923	1,269	1,510	1,588	5,290	59.4%	103.4%	95.6%	44.6%	72.1%
Income tax expense	408	443	538	563	1,952	84.6%	99.5%	101.5%	42.5%	76.7%

Net income	$515	$826	$972	$1,025	$3,338	43.9%	105.5%	92.5%	45.8%	69.6%

Per share amounts
Basic earnings per share	$0.52	$0.83	$0.98	$1.03	$3.36	44.4%	107.5%	92.2%	45.1%	70.6%
Diluted earnings per share	$0.51	$0.82	$0.97	$1.02	$3.33	41.7%	105.0%	94.0%	45.7%	69.9%
Dividends declared per share	$0.47	$0.47	$0.47	$0.47	$1.88	4.4%	4.4%	4.4%	4.4%	4.4%
Weighted-Average Shares Outstanding
Basic	995	994	994	994	994	-0.2%	-0.4%	-0.3%	-0.3%	-0.4%
Diluted	1,004	1,003	1,004	1,004	1,003	0.1%	-0.1%	0.0%	0.0%	-0.1%

As Adjusted Income Data:
Operating profit:
U.S. Domestic Package (1), (2)	$634	$722	$885	$1,017	$3,258	24.3%	71.1%	93.2%	43.2%	55.1%
International Package (1)	420	513	411	529	1,873	52.2%	86.5%	39.3%	17.8%	44.6%
Supply Chain & Freight (1), (3)	94	136	181	180	591	118.6%	4.6%	70.8%	N/A	90.6%

Total operating profit	$1,148	$1,371	$1,477	$1,726	$5,722	38.5%	65.8%	71.9%	45.0%	54.4%

Income before income taxes (1), (2), (3)	$1,059	$1,269	$1,401	$1,642	$5,371	39.3%	81.0%	81.5%	47.4%	60.5%
Net income (4)	$690	$826	$911	$1,068	$3,495	45.6%	83.6%	80.4%	49.6%	63.1%

Basic earnings per share (4)	$0.69	$0.83	$0.92	$1.07	$3.52	43.8%	84.4%	80.4%	48.6%	63.7%
Diluted earnings per share (4)	$0.69	$0.82	$0.91	$1.06	$3.48	46.8%	82.2%	82.0%	49.3%	63.4%

(1)	Fourth quarter operating profit and consolidated income before income taxes exclude the impact of the pension mark-to-market loss related to pension expense recognized outside of a 10% corridor of $112 million, allocated between U.S. Domestic Package segment ($31 million), International Package segment ($42 million), and Supply Chain & Freight segment ($39 million).

(2)	First quarter U.S. Domestic Package operating profit and consolidated income before income taxes exclude a $98 million restructuring charge related to the reorganization of our domestic management structure. This charge reflects the value of voluntary retirement benefits, severance benefits and unvested stock compensation. Third quarter U.S. Domestic Package operating profit and consolidated income before income taxes exclude a $109 million gain on the sale of real estate.

(3)	First quarter Supply Chain & Freight operating profit and consolidated income before income taxes exclude a $38 million loss on the sale of a specialized transportation business in Germany. Additionally, fourth quarter Supply Chain & Freight operating profit and consolidated income before income taxes exclude a $71 million gain on the sale of UPS Logistics Technologies. This gain is partially offset by the exclusion of a $13 million fair value adjustment loss related to the guarantee associated with the sale of a specialized transportation business in Germany that occurred in the first quarter.

(4)	First quarter net income and earnings per share amounts exclude the after-tax impact of the U.S. Domestic Package restructuring charge described in (2) and the business sale described in (3), which total a combined $99 million. Additionally, first quarter net income and earnings per share exclude a $76 million charge to income tax expense, resulting from a change in the tax filing status of a German subsidiary. Third quarter net income and earnings per share exclude the after-tax impact of the real estate sale described in (2), which totals $61 million. Fourth quarter net income and earnings per share amounts exclude the mark-to-market loss, described in (1), and the gain related to the disposition of businesses, described in (3), which combined to decrease net income by $43 million.

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.

Selected Financial Data - Quarterly 2009

(unaudited)

(inclusive of change in pension accounting)

	Q1 2009	Q2 2009	Q3 2009	Q4 2009	2009	Q1 2009	Q2 2009	Q3 2009	Q4 2009	2009

(amounts in millions, except per share data)
Statement of Income Data:
Revenue:
U.S. Domestic Package	$6,949	$6,789	$6,868	$7,552	$28,158	-10.2%	-12.0%	-12.4%	-5.5%	-10.0%
International Package	2,240	2,246	2,422	2,791	9,699	-18.8%	-23.8%	-17.9%	5.8%	-14.1%
Supply Chain & Freight	1,749	1,794	1,863	2,034	7,440	-19.8%	-23.3%	-19.8%	-1.8%	-16.5%

Total revenue	10,938	10,829	11,153	12,377	45,297	-13.7%	-16.7%	-14.9%	-2.5%	-12.0%

Operating expenses:
Compensation and benefits	6,402	6,398	6,411	6,722	25,933	-1.0%	-1.4%	0.3%	-35.8%	-13.1%
Other	3,888	3,604	3,883	4,481	15,856	-17.0%	-28.3%	-23.2%	-15.1%	-20.9%

Total operating expenses	10,290	10,002	10,294	11,203	41,789	-7.7%	-13.1%	-10.1%	-28.9%	-16.2%

Operating profit:
U.S. Domestic Package	329	422	458	710	1,919	-66.6%	-54.4%	-59.9%	N/A	133.2%
International Package	276	275	295	433	1,279	-34.9%	-32.8%	-24.2%	N/A	2.6%
Supply Chain & Freight	43	130	106	31	310	-62.9%	-13.9%	-19.7%	N/A	N/A

Total operating profit	648	827	859	1,174	3,508	-57.5%	-44.3%	-48.4%	N/A	116.7%

Other income (expense):
Investment income (loss)	13	(22)	6	13	10	-77.2%	N/A	N/A	-23.5%	-86.7%
Interest expense	(82)	(181)	(93)	(89)	(445)	-38.8%	74.0%	-10.6%	-11.0%	0.7%

Total other income (expense)	(69)	(203)	(87)	(76)	(435)	-10.4%	125.6%	-25.6%	-8.4%	18.5%

Income before income taxes	579	624	772	1,098	3,073	-60.0%	-55.3%	-50.1%	N/A	145.4%
Income tax expense	221	222	267	395	1,105	-57.7%	-55.9%	-52.1%	N/A	85.1%

Net income	$358	$402	$505	$703	$1,968	-61.3%	-55.0%	-49.0%	N/A	200.5%

Per share amounts
Basic earnings per share	$0.36	$0.40	$0.51	$0.71	$1.97	-59.6%	-54.0%	-48.0%	N/A	207.8%
Diluted earnings per share	$0.36	$0.40	$0.50	$0.70	$1.96	-59.6%	-54.0%	-49.0%	N/A	206.3%
Dividends declared per share	$0.45	$0.45	$0.45	$0.45	$1.80	0.0%	0.0%	0.0%	0.0%	0.0%

Weighted-Average Shares Outstanding
Basic	997	998	997	997	998	-3.9%	-2.3%	-0.9%	-0.2%	-1.8%
Diluted	1,003	1,004	1,004	1,004	1,004	-3.9%	-2.4%	-0.9%	0.5%	-1.8%

As Adjusted Income Data:
Operating profit:
U.S. Domestic Package (1)	$510	$422	$458	$710	$2,100	-48.2%	-54.4%	-59.9%	-26.0%	-47.7%
International Package (1)	276	275	295	449	1,295	-34.9%	-32.8%	-24.2%	13.4%	-20.0%
Supply Chain & Freight	43	130	106	31	310	-62.9%	-13.9%	-19.7%	-44.6%	-31.9%

Total operating profit	$829	$827	$859	$1,190	$3,705	-45.6%	-44.3%	-48.4%	-15.7%	-39.1%

Income before income taxes (1), (2)	$760	$701	$772	$1,114	$3,347	-47.5%	-49.8%	-50.1%	-32.8%	-44.7%
Net income (3)	$474	$450	$505	$714	$2,143	-48.8%	-49.6%	-49.0%	-15.9%	-41.4%

Basic earnings per share (3)	$0.48	$0.45	$0.51	$0.72	$2.15	-46.1%	-48.3%	-48.0%	-15.3%	-40.3%
Diluted earnings per share (3)	$0.47	$0.45	$0.50	$0.71	$2.13	-47.2%	-48.3%	-49.0%	-16.5%	-40.5%

(1)	First quarter 2009 U.S. Domestic Package operating profit and consolidated income before income taxes exclude a $181 million impairment charge on our McDonnell-Douglas DC-8-71 and DC-8-73 airframes, engines, and parts, due to an acceleration of the planned retirement of these aircraft. Fourth quarter International Package operating profit and consolidated income before income taxes exclude a $16 million pension mark-to-market loss related to pension expense recognized outside of a 10% corridor.

(2)	Second quarter 2009 interest expense and consolidated income before income taxes exclude a $77 million charge for the remeasurement of certain obligations denominated in foreign currencies, in which hedge accounting was not able to be applied.

(3)	First quarter 2009 net income and earnings per share amounts exclude the after-tax effect of the impairment charge discussed in (1), which totals $116 million. Second quarter 2009 net income and earnings per share amounts exclude the after-tax effect of the currency remeasurement charge discussed in (2), which totals $48 million. Fourth quarter 2009 net income and earnings per share amounts exclude the after-tax effect of the mark-to-market loss related to pension expense discussed in (1), which totals $11 million.

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.

Selected Financial Data - Quarterly 2008

(unaudited)

(inclusive of change in pension accounting)

	Q1 2008	Q2 2008	Q3 2008	Q4 2008	2008	Q1 2008	Q2 2008	Q3 2008	Q4 2008	2008

(amounts in millions, except per share data)
Statement of Income Data:
Revenue:
U.S. Domestic Package	$7,735	$7,714	$7,841	$7,988	$31,278	2.4%	1.8%	3.9%	-3.9%	0.9%
International Package	2,759	2,948	2,949	2,637	11,293	15.7%	17.9%	16.6%	-8.0%	9.8%
Supply Chain & Freight	2,181	2,339	2,323	2,072	8,915	10.8%	10.9%	9.0%	-6.5%	5.8%

Total revenue	12,675	13,001	13,113	12,697	51,486	6.5%	6.7%	7.4%	-5.2%	3.6%

Operating expenses:
Compensation and benefits	6,468	6,490	6,393	10,475	29,826	2.8%	3.4%	3.0%	-18.1%	-5.5%
Other	4,682	5,025	5,056	5,278	20,041	11.3%	22.7%	19.1%	9.5%	15.4%

Total operating expenses	11,150	11,515	11,449	15,753	49,867	6.2%	11.0%	9.6%	-10.6%	1.9%

Operating profit (loss):
U.S. Domestic Package	985	926	1,143	(2,231)	823	0.4%	-24.9%	-9.9%	N/A	N/A
International Package	424	409	389	24	1,246	12.8%	-14.8%	-10.2%	N/A	-33.4%
Supply Chain & Freight	116	151	132	(849)	(450)	132.0%	48.0%	135.7%	N/A	N/A

Total operating profit (loss)	1,525	1,486	1,664	(3,056)	1,619	8.4%	-18.1%	-5.3%	N/A	N/A

Other income (expense):
Investment income (loss)	57	14	(13)	17	75	N/A	-50.0%	N/A	-60.5%	-24.2%
Interest expense	(134)	(104)	(104)	(100)	(442)	173.5%	70.5%	96.2%	20.5%	79.7%

Total other income (expense)	(77)	(90)	(117)	(83)	(367)	120.0%	172.7%	200.0%	107.5%	149.7%

Income before income taxes	1,448	1,396	1,547	(3,139)	1,252	5.5%	-21.7%	-10.0%	N/A	N/A
Income tax expense (benefit)	522	503	557	(985)	597	4.8%	-22.3%	-8.8%	N/A	N/A

Net income (loss)	$926	$893	$990	$(2,154)	$655	5.9%	-21.3%	-10.6%	N/A	N/A

Per share amounts
Basic earnings per share	$0.89	$0.87	$0.98	$(2.16)	$0.64	8.5%	-18.7%	-6.7%	N/A	N/A
Diluted earnings per share	$0.89	$0.87	$0.98	$(2.16)	$0.64	9.9%	-17.9%	-6.7%	N/A	N/A
Dividends declared per share	$0.45	$0.45	$0.45	$0.45	$1.80	7.1%	7.1%	7.1%	7.1%	7.1%

Weighted-Average Shares Outstanding
Basic	1,037	1,021	1,006	999	1,016	-3.1%	-3.7%	-4.3%	-4.6%	-3.9%
Diluted	1,044	1,029	1,013	999	1,022	-2.9%	-3.5%	-4.3%	-4.6%	-3.9%

As Adjusted Income Data:
Operating profit:
U.S. Domestic Package (1)	$985	$926	$1,143	$959	$4,013	-17.4%	-24.9%	-9.9%	-23.2%	-18.8%
International Package (1), (2)	424	409	389	396	1,618	-4.7%	-14.8%	-10.2%	-29.7%	-15.8%
Supply Chain & Freight (1), (2)	116	151	132	56	455	100.0%	48.0%	29.4%	-35.6%	30.4%

Total operating profit	$1,525	$1,486	$1,664	$1,411	$6,086	-10.1%	-18.1%	-7.7%	-25.7%	-15.6%

Income before income taxes (1), (2)	$1,448	$1,396	$1,547	$1,328	$5,719	-12.8%	-21.7%	-12.3%	-28.5%	-19.1%
Net income (3)	$926	$893	$990	$849	$3,658	-12.5%	-21.3%	-13.0%	-26.9%	-18.6%

Basic earnings per share (3)	$0.89	$0.87	$0.98	$0.85	$3.60	-10.1%	-18.7%	-9.3%	-23.4%	-15.3%
Diluted earnings per share (3)	$0.89	$0.87	$0.98	$0.85	$3.58	-9.2%	-17.9%	-9.3%	-20.6%	-15.4%

(1)	Fourth quarter operating profit and consolidated income before income taxes exclude the impact of the pension mark-to-market loss related to pension expense recognized outside of a 10% corridor of $3.892 billion, allocated between U.S. Domestic Package segment ($3.190 billion), International Package segment ($345 million), and Supply Chain & Freight segment ($357 million).

(2)	Fourth quarter adjusted operating profit and income before income taxes exclude a $548 million goodwill impairment charge in our UPS Freight unit within the Supply Chain & Freight segment, and a $27 million intangible impairment charge in our European International Package operations.

(3)	Fourth quarter net income and earnings per share amounts exclude the mark-to-market loss, described in (1), which totals $2.428 billion, and the impact of the impairment charges described in (2), which totals $575 million (there was no tax benefit to these charges). Adjusted diluted earnings per share for the fourth quarter was calculated based on weighted-average shares outstanding of 1.004 billion.

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.

Selected Financial Data - Quarterly 2007

(unaudited)

(inclusive of change in pension accounting)

	Q1 2007	Q2 2007	Q3 2007	Q4 2007	2007

(amounts in millions, except per share data)
Statement of Income Data:
Revenue:
U.S. Domestic Package	$7,552	$7,579	$7,545	$8,309	$30,985
International Package	2,385	2,500	2,529	2,867	10,281
Supply Chain & Freight	1,969	2,110	2,131	2,216	8,426

Total revenue	11,906	12,189	12,205	13,392	49,692

Operating expenses:
Compensation and benefits	6,292	6,277	6,204	12,792	31,565
Other	4,207	4,097	4,244	4,821	17,369

Total operating expenses	10,499	10,374	10,448	17,613	48,934

Operating profit (loss):
U.S. Domestic Package	981	1,233	1,268	(4,888)	(1,406)
International Package	376	480	433	581	1,870
Supply Chain & Freight	50	102	56	86	294

Total operating profit (loss)	1,407	1,815	1,757	(4,221)	758

Other income (expense):
Investment income	14	28	14	43	99
Interest expense	(49)	(61)	(53)	(83)	(246)

Total other income (expense)	(35)	(33)	(39)	(40)	(147)

Income (loss) before income taxes	1,372	1,782	1,718	(4,261)	611
Income tax expense (benefit)	498	647	611	(1,641)	115

Net income (loss)	$874	$1,135	$1,107	$(2,620)	$496

Per share amounts
Basic earnings (loss) per share	$0.82	$1.07	$1.05	$(2.50)	$0.47
Diluted earnings (loss) per share	$0.81	$1.06	$1.05	$(2.50)	$0.47
Dividends declared per share	$0.42	$0.42	$0.42	$0.42	$1.68

Weighted-Average Shares Outstanding
Basic	1,070	1,060	1,051	1,047	1,057
Diluted	1,075	1,066	1,058	1,047	1,063

As Adjusted Income Data:
Operating profit:
U.S. Domestic Package (1), (2)	$1,193	$1,233	$1,268	$1,248	$4,942
International Package (1), (2)	445	480	433	563	1,921
Supply Chain & Freight (1), (2)	58	102	102	87	349

Total operating profit	$1,696	$1,815	$1,803	$1,898	$7,212

Income before income taxes (1), (2)	$1,661	$1,782	$1,764	$1,858	$7,065
Net income (3)	$1,058	$1,135	$1,138	$1,162	$4,493

Basic earnings per share (3)	$0.99	$1.07	$1.08	$1.11	$4.25
Diluted earnings per share (3)	$0.98	$1.06	$1.08	$1.10	$4.23

(1)	Fourth quarter operating profit and consolidated income before income taxes exclude the impact of the pension mark-to-market loss related to pension expense recognized outside of a 10% corridor of $19 million, allocated between U.S. Domestic Package segment ($36 million) and Supply Chain & Freight segment ($1 million), partially offset by a mark-to-market gain at International Package segment ($18 million).

(2)	First quarter 2007 adjusted operating profit and income before income taxes exclude an impairment charge on Boeing 727 and 747 aircraft, and related engines and parts, of $221 million ($159 million U.S. Domestic Package and $62 million International Package), due to the acceleration of the planned retirement of these aircraft. First quarter 2007 adjusted operating profit and income before income taxes also exclude a charge related to the special voluntary separation opportunity (“SVSO”), which was accepted by 195, or 30%, of the eligible employees. We recorded a charge to expense of $68 million ($53 million U.S. Domestic Package, $7 million International Package, and $8 million Supply Chain & Freight), to reflect the cash payout and the acceleration of stock compensation and certain retiree healthcare benefits under the SVSO program.

Third quarter adjusted operating profit and income before income taxes exclude a $46 million charge related to the restructuring and disposal of certain operations in France within the Supply Chain & Freight segment. Fourth quarter adjusted operating profit and income before income taxes exclude a $6.100 billion charge in the U.S. Domestic Package segment related to the withdrawal from the Central States, Southeast and Southwest Areas Pension Fund upon ratification of our national master agreement with the International Brotherhood of Teamsters.

(3)	First quarter net income and earnings per share amounts exclude the after-tax impact of the aircraft impairment and SVSO charges described in (2), which totals $184 million. Third quarter net income and earnings per share amounts exclude the after-tax impact of the Supply Chain & Freight restructuring charge described in (2), which totals $31 million. Fourth quarter net income and earnings per share amounts exclude the mark-to-market loss, described in (1), which totals $10 million, and the after-tax impact of the pension withdrawal charge described in (1), which totals $3.772 billion. Adjusted diluted earnings per share for the fourth quarter was calculated based on weighted-average shares outstanding of 1.054 billion.

Certain prior year amounts have been reclassified to conform to the current year presentation.